Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
     Rule 14a-12

                        Fremont Mutual Funds, Inc.
----------------------------------------------------------------

             (Name of Registrant as Specified in Its Charter)

----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
          14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
          14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ------------------------------------------------------
   5)  Total fee paid:

       ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

       -------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------

     3) Filing party:

       -------------------------------------------------------

     4) Date filed:

       -------------------------------------------------------

                        FREMONT MUTUAL FUNDS, INC.
                             50 Fremont Street
                      San Francisco, California 94105


December 27, 1995

PLEASE READ THIS LETTER...IMPORTANT DOCUMENTS ENCLOSED.

Dear Fremont Mutual Fund Shareholder:

I am writing to inform you of an important vote involving all shareholders of Fremont Mutual Funds, Inc. I urge you to exercise your right to vote in the election of directors and to vote for the list of nominees.

Enclosed is a packet which provides more information. In this packet you will find the following items:

  1. A notice of an annual meeting of shareholders.
  2. A proxy statement which details the proposal to elect seven directors.
  3. A proxy card, for you to use as a ballot if you do not plan to attend the meeting.

How to Vote
-----------
If you would like to cast your vote in person, you may do so at the annual meeting of shareholders that will take place at 11:00 a.m. on Thursday, January 25, 1996 in the 37th floor Boardroom at 50 Fremont Street, San Francisco.

IF YOU DO NOT PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU EXERCISE YOUR VOTING RIGHTS BY COMPLETING THE PROXY CARD LOCATED ON THE LAST PAGE
OF THIS PACKAGE AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY JANUARY 25 , 1996.

The Board of Directors has recommended that the list of nominees be elected to the Board by the shareholders of Fremont Mutual Funds, Inc.

If you have any questions about any of these materials, please call us at 1-800-548-4539
(press 1).

Sincerely,

/s/ David L. Redo

David L. Redo
President and CEO

                          FREMONT MUTUAL FUNDS, INC.
                               50 Fremont Street
                        San Francisco, California 94105
---------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held on January 25, 1996

---------------------------------------------------------------------
     NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of Fremont Mutual Funds, Inc., will be held at 50 Fremont Street, 37th Floor Board Room, San Francisco, California 94105, on Thursday, January 25, 1996 at 11:00 a.m. to consider and vote on the following matters:

1. To elect seven directors, each to serve until his successor is duly elected and shall qualify; and

2. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on November 15, 1995 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                              By order of the Board of Directors,

                              /s/ Albert W. Kirschbaum


                              Albert W. Kirschbaum, Secretary

December 19, 1995
-----------------------------------------------------------------------
     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No
postage is required if mailed in the United States.   The proxy is
revocable and will not affect your right to vote in person if you attend the meeting.

                          FREMONT MUTUAL FUNDS, INC.
                               50 FREMONT STREET
                        SAN FRANCISCO, CALIFORNIA 94105
------------------------------------------------------------------------
                        ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held on January 25, 1996
------------------------------------------------------------------------

                                PROXY STATEMENT
------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors" or "Board") of Fremont Mutual Funds, Inc. (the "Corporation") of proxies for use at the annual meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about December 27, 1995.

     The Board of Directors, of whom four were elected by shareholders and two were appointed by the Board to fill interim vacancies, is currently comprised of six individuals. The Board of Directors recently nominated a seventh individual to serve on the Board to fill a vacancy. At least two-thirds of the individuals serving on the Board of Directors are required by the Investment Company Act of 1940 to have been elected by shareholders. Although the Board generally has the authority pursuant to the Articles of Incorporation and Bylaws to elect and replace directors, the Board of Directors cannot elect a seventh member because shareholders of the Corporation would not have elected two-thirds of the directors. Consequently, the purpose of the annual meeting is to elect seven directors to serve on the Board.

     A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy which is properly executed that has no voting instructions to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Corporation an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

     The Corporation has retained Management Information Services Corp. ("MIS") to solicit proxies for the annual meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $9,000, and will be paid by the Corporation. The Corporation will also pay the printing and postage costs of the solicitation.


      In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Corporation without additional cost to the Corporation. Such solicitation may be by telephone, facsimile or otherwise. The Corporation will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

     THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1994 AND THE CORPORATION'S MOST RECENT SEMIANNUAL REPORT ARE AVAILABLE AT NO CHARGE BY WRITING TO THE CORPORATION AT 50 BEALE STTEET, SUITE 100, SAN FRANCISCO, CALIFORNIA 94105, OR BY CALLING THE CORPORATION NATIONWIDE TOLL-FREE 800-548-4539 (PRESS 1). ON OR BEFORE DECEMBER 30, 1995, THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 WILL BE MAILED TO SHAREHOLDERS.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Directors has fixed the close of business on November 15, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting of shareholders or any adjournment thereof. The Corporation is comprised of eight separate funds, the Fremont Money Market Fund, the Fremont Bond Fund, the Fremont Global Fund, the Fremont Growth Fund, the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont U.S. Micro-Cap Fund and the Fremont California Intermediate Tax-Free Fund (individually, a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Corporation's shares. As of the record date there were 359,520,313 shares of common stock, $0.0001 par value, of the Corporation outstanding, comprised of 303,228,266 shares of the Fremont Money Market Fund, 8,690,212 shares of the Fremont Bond Fund, 33,864,562 shares of the Fremont Global Fund, 4,730,840 shares of the Fremont Growth Fund, 3,292,593 shares of the Fremont International Growth Fund, 474,408 shares of the Fremont International Small Cap Fund, 616,984 shares of the Fremont U.S. Micro-Cap Fund and 4,622,448 shares of the Fremont California Intermediate Tax-Free Fund. All full shares of the Corporation are entitled to one vote, with proportionate voting for fractional shares.

       On November 15, 1995, BF Fund Limited, 50 Fremont Street, San Francisco, California owned of record 2,844,847 or 8.40% of the outstanding shares of the Fremont Global Fund, 2,925,653 or 63.29% of the outstanding shares of the Fremont California Intermediate Tax-Free Fund, 3,246,025 or 68.61% of the outstanding shares of the Fremont Growth Fund, 2,693,274 or 81.81% of the outstanding shares of the Fremont International Growth Fund and 70,572 or 11.44% of the outstanding shares of the Fremont U.S. Micro-Cap Fund; Bechtel Master Trust for Qualified Employee Bankers Trust Co. Trustee, P.O. Box 1742 Church Street Station, New York, New York owned of record 15,639,889 or 46.18% of the outstanding shares of the Fremont Global Fund, 161,399,536 or 53.23% of the outstanding shares of the Fremont Money Market Fund and 7,375,713 or 84.87% of the outstanding shares of the Fremont Bond Fund; Fremont Group, Inc., 50 Fremont Street, San Francisco, California owned of record 52,403,455 or 17.28% of the Fremont Money Market Fund; Willis
S. and Marion B. Slusser, 200 Deer Valley Road #1D, San Rafael, California owned of record 298,321 or 6.45% of the outstanding shares of the Fremont California Intermediate Tax-Free Fund; Sequoia Ventures, Inc., 50 Fremont Street, Suite 3600, San Francisco, California owned of record 554,859 or 6.38% of the outstanding shares of the Fremont Bond Fund; Charles Schwab & Co., Inc., 100 Montgomery Street, San Francisco, California owned of record 291,829 or 6.17% of the outstanding shares of the Fremont Growth Fund and 193,833 or 40.86% of the outstanding shares of the Fremont International Small Cap Fund; Bank of New York as Trustee for Various Pensions Plans, 1 Wall Street, New York, New York owned of record 250,747 or 7.62% of the outstanding shares of the Fremont International Growth Fund; Fremont Investment Advisors, Inc., 50 Beale Street, San Francisco, California owned of record 100,197 or 16.24% of the outstanding shares of the Fremont U.S. Micro-Cap Fund and 100,833 or 21.25% of the outstanding shares of the Fremont International Small Cap Fund; Morgan Grenfell Capital Management, Inc., 885 Third Avenue, New York, New York owned of record 49,553 or 8.03% of the outstanding shares of the Fremont U.S. Micro-Cap Fund; Don J. and Rosemary T. Gunther 93 Family Trust, Flat A, 107 Eaton Square, London SW1W 9AA, United Kingdom owned of record 50,080 or 8.12% of the outstanding shares of the Fremont U.S. Micro-Cap Fund; and Gary L. Bergstrom, 303 Marsh Street, Belmont, Massachusetts owned of record 25,259 or 5.32% of the outstanding shares of the Fremont International Small Cap Fund. No other person owned of record and, according to information available to the Corporation, no other person owned beneficially, 5% or more of the outstanding shares of the Corporation (or any Fund) on the record date.

     If a quorum (more than 50% of the outstanding shares of the Corporation) is represented at the meeting, the vote of a plurality of the Corporation's shares represented at the meeting is required for the election of directors. If a quorum is present at the meeting but sufficient votes to approve the proposal described herein is not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Corporation, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     The directors of the Corporation intend to vote all of their shares in favor of the Board nominees listed in this proxy. As of the record date, all nominees for election as directors and officers as a group owned of record or beneficially 1.5% of the outstanding shares of the Fremont International Growth Fund, 1.8% of the outstanding shares of the Fremont International Small Cap Fund, 1.1% of the outstanding shares of the Fremont U.S. Micro-Cap Fund, and less than 1% of the outstanding shares of each of the other Funds and the Corporation as a whole.

I.   ELECTION OF DIRECTORS

     Seven directors are to be elected, each to serve until his successor is duly elected and shall qualify. The following table sets forth certain information regarding each nominee for election as a director by shareholders. Each nominee, except for Mr. Egan, is a member of the present Board of Directors.

                                                  Amount and
                                                  Nature of        Compensation
Name and Principal Occupation                     Beneficial        During the
During the Past Five Years                        Ownership         Fiscal Year
and Directorships of                Director    of Shares of       Ended October
Public Companies               Age  Since      the Corporation      31, 1995
-----------------------------  ---  --------   ---------------     ------------
**DAVID L. REDO                58   1988            *             $     0
President, Chief Executive
Officer and a Director of
Fremont Investment Advisors,
Inc. (the investment
advisor to the Funds) and
Managing Director of The
Fremont Group.  He is
also a director of Sequoia
Ventures, Sit/Kim International
Investment Associates and J.P.
Morgan Securities Asia.

**VINCENT P. KUHN, JR.         63    1988            *                  0
Executive Vice President
and a Director of Fremont
Investment Advisors, Inc.

**ALBERT W. KIRSCHBAUM         57    1993            *                  0
Senior Vice President and a
Director of Fremont
Investment Advisors, Inc.

RICHARD E. HOLMES              52    1988            *                3,000
Vice President and a
Director of BelMar Advisors,
Inc. (a marketing firm for
investment advisors).

WILLIAM W. JAHNKE              51    1988            *               $4,500
Principal of Jahnke &
Associates (a consulting
company). He is also
Managing Director of
Investments Financial
Design (an investment
advisor). He is the former
Chairman of the Board of
Directors of Vestek Systems,
Inc. (an investment software
company).

DONALD C. LUCHESSA             65    1991            *                4,500
Principal of DCL Advisory
(a marketing firm for
investment advisors).

***DAVID L. EGAN               61   Nominee          *                  0
President of Fairfield
Capital Associates (an
investment advisor) and
Fairfield Capital Funding,
Inc. (a registered
broker-dealer).

[FN]
* As of November 15, 1995, each individual director or nominee owns of record or beneficially less than 1% of the outstanding shares of each of the Funds and of the Corporation as a whole.

** Messrs. Redo, Kuhn and Kirschbaum, as affiliated persons of Fremont Investment Advisors, Inc., the Corporation's investment advisor, are "interested persons" of the Corporation within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Redo, Kuhn and Kirschbaum may directly or indirectly receive benefits from such affiliation.

*** As an affiliated person of a registered broker-dealer, Mr. Egan is an "interested person" of the Corporation within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). However, it is expected that, immediately after his election, the Board will make certain determinations and adopt certain resolutions pursuant to Rule 2a19-1 under the 1940 Act, so that he will not be considered an interested person pursuant to Section 2(a)(19).
[/FN]
     All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Directors on the Board who are not interested persons of the Corporation will receive $1,500 for each Board meeting attended and reimbursement for expenses incurred in attending the meeting.

     The Corporation has an Audit Committee and a Contracts Committee, each consisting of Richard E. Holmes, William W. Jahnke and Donald C. Luchessa. The Audit and Contracts Committees make recommendations to the Board of Directors as deemed necessary concerning the review of the Corporation's investment advisory agreements and other service contracts, the selection of the Corporation's independent public accountants, and other matters related to the provision of services to the Corporation. Committee members receive no additional compensation for attending a Committee meeting. It is anticipated that Mr. Egan will be elected to the Audit Committee and to the Contracts Committee following his election to the Board of Directors.

     During the fiscal year ended October 31, 1995, the Board of Directors held four meetings and the Audit and Contracts Committees each held one meeting. During such fiscal year, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

     EXECUTIVE OFFICERS. The Corporation's executive officers are set forth below. The business address of each officer is 50
Fremont Street, San Francisco, California 94105.

                                     Executive
Name and Principal Occupation        Officer   Position with
During the Past Five Years     Age   Since     the Corporation
-----------------------------  ---   --------- ----------------
DAVID L. REDO                  58     1988     President and
(See Page 4)                                   Chief Executive
                                               Officer

VINCENT P. KUHN, JR.           63     1988     Executive Vice
(See Page 4)                                   President and
                                               Compliance Officer

ALBERT W. KIRSCHBAUM           57     1993     Senior Vice
(See Page 4)                                   President and
                                               Secretary

MARYCATHERINE DWYER            32     1995     Vice President,
Vice President of Fremont                      Assistant
Investment Advisors, Inc.                      Compliance Officer
She formerly was a                             and Assistant
Registered Representative                      Secretary
of Liberty Securities and
IDS/American Express.

WILLIAM M. FEENEY              39     1990     Vice President
Vice President of
Fremont Investment
Advisors, Inc.

NORMAN GEE                     45     1993     Vice President
Vice President of Fremont
Investment Advisors, Inc.

ROBERT H. HADDICK              35     1993     Vice President
Vice President of Fremont
Investment Advisors, Inc.

ALEXANDRA W. KINCHEN           50     1993     Vice President
Vice President of Fremont
Investment Advisors, Inc.

PETER F. LANDINI               44     1988     Senior Vice
Senior Vice President                          President and
and a Director of Fremont                      Treasurer
Investment Advisors, Inc.

ANDREW L. PANG                 46     1993     Vice President
Vice President of Fremont
Investment Advisors, Inc.

IAN R. STONE                   31     1992     Vice President,
Vice President of Fremont                      Assistant
Investment Advisors, Inc.                      Secretary and
                                               Assistant
                                               Treasurer

RICHARD G. THOMAS              38     1991     Vice President
Vice President of Fremont
Investment Advisors, Inc.
He formerly was an
Institutional Salesperson
at Charles Schwab & Co.

     OTHER INFORMATION. Fremont Investment Advisors, Inc., 50 Fremont Street, San Francisco, California 94105, serves as investment advisor and provides administrative services to the Corporation. Funds Distributor, Inc., One Exchange Place, 10th Floor, Boston, Massachusetts, serves as the principal underwriter for shares of the Corporation. MGF Service Corp., 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as the Corporation's transfer agent.

II.  OTHER BUSINESS

          The proxy holders have no present intention of bringing any matter before the meeting other than the election of directors or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Directors are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

          Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Corporation for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made. The Corporation does not hold regularly scheduled annual meetings of shareholders.

                              By Order of the Board of Directors,

                              /s/ Albert W. Kirschbaum

                              Albert W. Kirschbaum
                              Secretary

Date: December 19, 1995
----------------------------------------------------------------
Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED
IF MAILED IN THE UNITED STATES.

                        FREMONT MUTUAL FUNDS, INC.
                      ANNUAL MEETING OF SHAREHOLDERS
                             JANUARY 25, 1996

                                   PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF FREMONT MUTUAL FUNDS, INC.

The undersigned hereby appoints David L. Redo and Vincent P. Kuhn, Jr., and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided below, all shares of beneficial interest of the above Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on January 25, 1996 or at any adjournment thereof.

1. / / WITH / / WITHOUT authority to vote for the election of all nominees for director as listed below (except as marked to the contrary below).
  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW.
        D. Redo, V. Kuhn, A. Kirschbaum, R. Holmes,
        W. Jahnke, D. Luchessa, D. Egan

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.
     IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
     ELECTION OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Special
Meeting and Proxy Statement dated December 19, 1995.

--------------------------         -------------------------------
Date Signed                        Signature

--------------------------         -------------------------------
Date Signed                        Signature(s)

                                   Note: Please sign exactly as
                                   your name appears on this
                                   proxy.  If signing for an
                                   estate, trust or corporation,
                                   title or capacity should be
                                   stated.  If shares are held
                                   jointly, both signers shall
                                   sign, although the signature of
                                   one will bind the other.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.